UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

INTERLINE BRANDS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-32380	03-0542659
(Commission File Number)	(IRS Employer Identification No.)

701 San Marco Boulevard, Jacksonville, Florida	32207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 421-1400

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 10, 2011, Interline Brands, Inc. (“Interline” or the “Company”) held its 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) in Jacksonville, Florida. As of March 11, 2011, the record date for the 2011 Annual Meeting, there were 33,348,791 shares of common stock outstanding and entitled to vote. At the 2011 Annual Meeting, there were 32,565,808 shares present in person or by proxy, which constitutes approximately 97.7 percent of the shares entitled to vote; therefore, a quorum was present. The following is a brief description of each matter voted upon at the 2011 Annual Meeting and the result as to each proposal:

(1)	Votes regarding the election of the persons named below as the Class I members of the Board of Directors for a term of three years each were as follows:

Nominee	For	Withheld	Broker Non-Votes

Michael E. DeDomenico	28,898,642	3,321,560	345,606

John J. Gavin	29,730,576	2,489,626	345,606

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term of three years each expiring at the Annual Meeting of Stockholders in 2014 or until their respective successors are elected and qualified.

(2)	Votes regarding the proposal to approve the compensation for the Company’s named executive officers as presented in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures contained in the Company’s proxy statement on a non-binding, advisory basis, were as follows:

For	Against	Abstain	Broker Non-Votes

30,669,243	1,549,723	1,236	345,606

(3)	Votes regarding the proposal to determine how often (i.e. every one, two or three years) the Company will include a proposal, similar to Proposal No. 2 above, in its annual proxy statement on a non-binding, advisory basis, were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

28,231,151	906,289	3,082,334	428	345,606

Based on the votes set forth above, the choice of our stockholders with respect to the frequency with which stockholders of the Company should be entitled to have a non-binding, advisory vote on the executive compensation of our named executive officers is every year. In accordance with the results of the vote, the Board of Directors determined to follow the stockholders’ recommendation and the Company will conduct an annual advisory vote on executive compensation, until the next required vote on the frequency of such non-binding, advisory votes.

(4)	Votes regarding the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 30, 2011, were as follows:

For	Against	Abstain

32,547,512	18,268	28

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 30, 2011 was duly ratified by our stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINE BRANDS, INC.

By:	/s/ Michael Agliata
	Name:	Michael Agliata
	Title:	Vice President, General Counsel and Secretary

Date: May 11, 2011